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                      EquiBuilder III Flexible Premium Variable
                                Life Insurance Policy


                           Supplement dated October 8, 1997
                          to Prospectus dated April 30, 1997


                     PLEASE RETAIN THIS SUPPLEMENT FOR REFERENCE.



The following information replaces the first sentence of the fifth paragraph under the section "Distribution of the Policies" in the Prospectus:

Commissions earned by registered representatives of Franklin Financial on the sale of the policies range up to 90% of premiums paid during the first policy year. For policies issued on or after October 8, 1997, annual trail commissions are earned at an annual rate of 0.25% on the amount in the Policy Account that is in the Separate Account.